UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2012

FRANKLIN RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-09318	13-2670991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Franklin Parkway, San Mateo, California 94403

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (650) 312-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 19, 2012, Franklin Resources, Inc. (the “Company”) entered into: (i) an underwriting agreement (the “2017 Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives (the “Representatives”) of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to sell to the Underwriters $300,000,000 aggregate principal amount of its 1.375% Notes due 2017 (the “2017 Notes”) and (ii) an underwriting agreement (the “2022 Underwriting Agreement”, and together with the 2017 Underwriting Agreement, the “Underwriting Agreements”) with the Representatives, pursuant to which the Company agreed to sell to the Underwriters $300,000,000 aggregate principal amount of its 2.800% Notes due 2022 (the “2022 Notes”, and together with the 2017 Notes, the “Notes”), for sale by the Underwriters (collectively, the “Offering”) pursuant to the Company’s registration statement on Form S-3 (File No. 333-183969) (the “Registration Statement”). On September 19, 2012, the Company priced the Offering and on September 24, 2012, the Offering closed. The Company realized approximately $593.9 million in proceeds from the Offering, net of underwriting discounts and commissions. The Company intends to use approximately $305 million of the net proceeds of the Offering to redeem all of its outstanding 2.000% notes due May 20, 2013, approximately $183 million to finance its acquisition of a majority stake in K2 Advisors Holdings LLC and the remainder for general corporate purposes. The foregoing does not constitute a notice of redemption for or an obligation to issue a notice of redemption for the Company’s outstanding notes.

The Underwriters have performed investment banking and advisory services for the Company and for certain of the Company’s funds from time to time in the ordinary course, for which certain of the Underwriters may have received customary fees and expenses. These services have included acting as underwriters and distributors and providing financing. The Underwriters may, from time to time, engage in other transactions with and perform services for the Company and its funds in the ordinary course of their business.

The Notes were issued by the Company under an Indenture, dated as of May 19, 1994 (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as successor to Chemical Bank, as Trustee (the “Trustee”), as amended and supplemented by a first supplemental indenture, dated as of October 9, 1996 (the “First Supplemental Indenture”) and a third supplemental indenture, dated as of September 24, 2012 (inclusive of the form of Global Note for each series of the Notes, the “Third Supplemental Indenture”). The Base Indenture as amended and supplemented by the First Supplemental Indenture and the Third Supplemental Indenture is referred to as the “Indenture.”

Interest on the Notes will be payable semi-annually on March 15 and September 15 of each year, beginning on March 15, 2013. The 2017 Notes will mature on September 15, 2017 and the 2022 Notes will mature on September 15, 2022. The Notes will be unsecured and unsubordinated obligations of the Company and will rank equal in right of payment with respect to each other and with all of the Company’s existing and future unsubordinated indebtedness. The Notes will be structurally subordinated to all of the existing and future debt of the Company’s subsidiaries.

The Company may redeem the Notes prior to maturity in whole or in part at any time, at its option, at certain “make-whole” redemption prices. In the case of any such redemption, the Company will also pay accrued and unpaid interest, if any, to the redemption date.

The Indenture contains, subject to exceptions, limitations on the Company’s ability and the ability of certain of its subsidiaries to pledge voting stock or profit participating equity interests in the subsidiaries to secure other debt without also similarly securing the Notes equally and ratably. The Indenture also includes requirements that must be met if the Company consolidates or merges with, or sells all or substantially all of its assets to, another entity.

The Notes contain customary events of default, including:

•	default in the payment of interest not cured within 30 days;

•	default in the payment of principal when due;

•	certain events of bankruptcy, insolvency or reorganization involving the Company or any significant subsidiary thereof, including the entry of any court order or decree related to these events;

•

default in the performance or breach of any covenant or warranty under the Indenture or the Notes not cured within 60 days after a written notice of default is given by the Trustee or the holders of at least 25% in aggregate principal amount of the outstanding Notes; and acceleration of indebtedness of the Company or any significant subsidiary thereof, or failure to pay any such debt at maturity, in a principal amount in excess of $75 million under the terms of the instrument under which such indebtedness was issued or secured, if such acceleration is not annulled within 30 days after a written notice of default is given by the Trustee or the holders of at least 25% in aggregate principal amount of the outstanding Notes.

The summary of the terms of the Notes set forth above does not purport to be complete and is qualified in its entirety by reference to the text of the Underwriting Agreements and the Indenture. The 2017 Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, the 2022 Underwriting Agreement is filed as Exhibit 1.2 to this Current Report on Form 8-K, the Base Indenture was filed as Exhibit 4.1 to the Registration Statement, the First Supplemental Indenture was filed as Exhibit 4.2 to the Registration Statement and the Third Supplemental Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K, and each of these documents is incorporated herein by reference.

Item 8.01.	Other Events

In connection with the offering of the Notes, the Company is filing as Exhibit 5.1 hereto an opinion of counsel addressing the validity of the Notes. Such opinion is incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement for the 1.375% Notes due 2017, dated September 19, 2012, among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein

1.2	Underwriting Agreement for the 2.800% Notes due 2022, dated September 19, 2012, among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein

4.1	Third Supplemental Indenture, dated as of September 24, 2012 (inclusive of the forms of global notes of the Company’s 1.375% Notes due 2017 and the Company’s 2.800% Notes due 2022)

5.1	Opinion of Weil, Gotshal & Manges LLP

23.1	Consent of Weil, Gotshal & Manges LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN RESOURCES, INC.

Date: September 24, 2012	By:	/s/ Kenneth A. Lewis
		Name:	Kenneth A. Lewis
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement for the 1.375% Notes due 2017, dated September 19, 2012, among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein

1.2	Underwriting Agreement for the 2.800% Notes due 2022, dated September 19, 2012, among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein

4.1	Third Supplemental Indenture, dated as of September 24, 2012 (inclusive of the forms of global notes of the Company’s 1.375% Notes due 2017 and the Company’s 2.800% Notes due 2022)

5.1	Opinion of Weil, Gotshal & Manges LLP

23.1	Consent of Weil, Gotshal & Manges LLP (included in Exhibit 5.1)

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